As filed with the Securities and Exchange Commission on December 22, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

THE FIRST WESTERN FUNDS TRUST

 (Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

 (Address of principal executive offices)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement
__________, 2015

Important Voting Information Inside

First Western Funds Trust
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Series of First Western Funds Trust
Your vote is important.
Please vote immediately!

You can vote through the Internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

First Western Funds Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President

Notice of Special Meeting of Shareholders

Important Information to Help You Understand the Proposals

Proxy Statement

Proposal 1:	To elect three nominees to serve on the Board of Trustees

Proposal 2:
To approve, with respect to each of First Western Fixed Income Fund and First Western Short Duration Bond Fund, a proposed new investment advisory agreement with First Western Capital Management Company

Proposal 3:
To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes

Outstanding Shares and Voting Requirements

Additional Information on the Operation of the Funds

Other Matters

Exhibit A:	Charter of the Committee of Independent Trustees

Exhibit B:	Form of the Proposed New Investment Advisory Agreement on behalf of First Western Fixed Income Fund

Exhibit C:	Form of the Proposed New Investment Advisory Agreement on behalf of First Western Short Duration Bond Fund

FIRST WESTERN FUNDS TRUST
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Series of First Western Funds Trust

_______, 201_

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of the First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually a "Fund," collectively, the "Funds"), to be held at __:00 a.m., Eastern Time, on ________, 2015 at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by telephone, through the Internet or by completing and returning the enclosed proxy in the envelope provided.

The Meeting is being held so that shareholders can vote on the following proposals:

PROPOSAL 1.	To elect three nominees to serve on the Board of Trustees (applies to all shareholders).

PROPOSAL 2.	To approve, with respect to each Fund, a proposed new investment advisory agreement by and between the First Western Funds Trust (the "Trust") and First Western Capital Management Company (the "Adviser"), under which the Adviser will continue to act as the investment adviser with respect to the assets of each Fund (applies only to shareholders of the applicable Fund).

PROPOSAL 3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders are being asked to elect three nominees to serve on the Board of Trustees (Proposal 1). Information regarding each of the nominees is set forth herein. In addition, shareholders are being asked to approve new investment advisory agreements for each Fund as a result of an ownership change involving the Adviser's parent company, First Western Financial, Inc. (the "Transaction"). In the Transaction, the Adviser's parent company, First Western Financial, Inc., has agreed to merge with Sunflower Financial, Inc., a bank holding company based in Kansas.

As discussed in more detail in the enclosed Proxy Statement, the Transaction is not expected to result in any change to the personnel at the Adviser currently serving the Funds or the services currently being provided to the Funds by the Adviser (Proposal 2).

Under the Investment Company Act of 1940 ("the 1940 Act"), the Transaction is expected to result in a "change in control" of the Adviser which would, when effected, cause each Fund's investment advisory agreement presently in effect (the "Present Advisory Agreements") to terminate. The 1940 Act and the Present Advisory Agreements require that we obtain from shareholders of each Fund approval of a new investment advisory agreement (the "New Advisory Agreements") as a result of the expected change in control and termination of the Present Advisory Agreements. Approval of the New Advisory Agreements will not change the advisory fees the Funds currently pay to the Adviser or the investment strategies and process currently being used by the Adviser to manage the Funds. The Trust's Board of Trustees has approved both Proposals and recommends that shareholders vote "FOR" each Proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than _________, 2015.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the proxy statement and have the enclosed proxy card at hand	1)	Read the proxy statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the step-by-step instructions	2)	Go to the website that appears on the enclosed proxy card and follow the step-by-step instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whatever method you choose, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 1-800-292-6775.

Sincerely,

Warren J. Olsen
President, First Western Funds Trust

FIRST WESTERN FUNDS TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at __:00 a.m., Eastern time, on _________, 2015. The Proxy Statement is available at www._______________ or by calling the Funds at 1-800-292-6775.

To the Shareholders of the First Western Fixed Income Fund and the First Western Short Duration Bond Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (each a "Fund", and collectively the "Funds") will be held at __:00 a.m., Eastern time, on _______, 2015 at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

Proposal 1:	To elect three nominees to serve on the Board of Trustees (applies to all shareholders).
Proposal 2:	To approve, with respect to each of First Western Fixed Income Fund and First Western Short Duration Bond Fund, a proposed new investment advisory agreement with First Western Capital Management Company (applies only to shareholders of the applicable Fund).
Proposal 3:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on ______, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Funds are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Wade R. Bridge
Assistant Secretary
First Western Funds Trust

________, 2015

IMPORTANT
Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS
While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.
QUESTIONS AND ANSWERS
Q: What is happening? Why did I get this package of materials?
A: A special meeting of shareholders of First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually a "Fund," collectively, the "Funds") is scheduled to be held at __:00 a.m., Eastern time, on ________, 2015. According to our records, you were a shareholder of record of one or more of the Funds as of the Record Date for this meeting.
Q: Why am I being asked to vote on the election of three nominees to the Board of Trustees?

A: Shareholders of both Funds are being asked to elect three nominees to serve on the Board of Trustees. The current Board of Trustees has indicated their intention to resign from the Board of Trustees upon the election of a new slate of trustees. The current Board of Trustees, including all the Independent Trustees, has selected the three nominees presented herein.
Q: Why am I being asked to vote on a proposed new investment advisory agreement?
A: Shareholders of each Fund are being asked to approve a new investment advisory agreement as a result of an ownership change involving First Western Financial, Inc., the parent company of First Western Capital Management Company, the adviser to the Funds (the "Transaction"). As part of the Transaction, the Adviser's parent company has agreed to merge with Sunflower Financial, Inc., a bank holding company based in Kansas. The Investment Company Act of 1940 (the "1940 Act") provides that when a change of control occurs at the Adviser or its parent company the investment advisory agreements for the Funds that are currently in effect (the "Present Advisory Agreements") automatically terminate. In order for the Adviser to continue to provide advisory services to the Funds following the Transaction, shareholders of each Fund are being asked to approve a new investment advisory agreement (the "New Advisory Agreements") with the Adviser. As a shareholder of one or more of the Funds, you are entitled to vote on the New Advisory Agreement for each Fund in which you owned shares as of the Record Date.

Q: How do the proposed New Advisory Agreements differ from the Present Advisory Agreements?
A: The terms and conditions of the New Advisory Agreements are substantially identical to those of the Present Advisory Agreements and differ only with respect to a change in the effective date and termination date of the Agreements.

Q: When would the New Advisory Agreements take effect?
A: If approved by shareholders of each Fund, the New Advisory Agreements would take effect upon completion of the Transaction, which is expected to occur on or about _____, 2015. If the Transaction is not consummated the Adviser will continue to manage the Funds under the Present Advisory Agreements.
 Q: How will the Transaction affect the fees and daily portfolio management of the Funds?
A: It is contemplated that the Transaction will not affect the operation of the Funds or the advisory fees charged to the Funds. Also, Barry P. Julien, CFA is anticipated to continue to manage the portfolio of each Fund following the Transaction.
Q: How does the Board of Trustees recommend that I vote?
A: After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each proposal. The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.
Q: What will happen if there are not enough votes to hold the Meeting?
A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than _______, 2015, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or the Adviser or a proxy solicitor, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.
Q:            Will the Funds be required to pay for this proxy solicitation?

A: No, the Adviser will pay the cost of this proxy solicitation and all other costs incurred by the Funds in connection with the Meeting of Shareholders.

Q: Whom should I call for additional information about the Proxy Statement?
A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
First Western Fixed Income Fund
First Western Short Duration Bond Fund

To Be Held on __________, 2015

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees") of First Western Funds Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of two series of the Trust, the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (individually a "Fund," collectively, the "Funds"), to be held at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on __________, 2015 or at any adjournment thereof. The principal business address of the Funds is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

At the Meeting shareholders of the Funds will be asked:

Proposal 1:	To elect three nominees to serve on the Board of Trustees (applies to shareholders of both Funds).
Proposal 2:
To approve, with respect to each of First Western Fixed Income Fund and First Western Short Duration Bond Fund, a proposed new investment advisory agreement with First Western Capital Management Company (applies only to shareholders of the applicable Fund).

Proposal 3:
To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use at the Meeting by filing with the Assistant Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card will be first mailed to shareholders on or about _______, 2015.

The Adviser will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Meeting of shareholders.

The Trust has retained __________________ to solicit proxies for the Meeting which is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $________ and such cost will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1: TO ELECT THREE NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Shareholders of both Funds are being asked to elect three nominees (the "Nominees") to serve on the Board of Trustees of the Trust to fill the vacancies of the three existing Trustees who have indicated their desire to resign. The election of the three Nominees will ensure that at least two-thirds of the members of the Board have been elected by shareholders of the Trust as required by 1940 Act.

The Trustees who are not "interested persons," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the Trust (the "Independent Trustees") acting in the capacity of a nominating committee, have nominated the following individuals for election to the Board of Trustees: Gregory J. Ellena, Debra Lee McGinty-Poteet and Debra B. Silversmith, who are described herein. If elected by shareholders, the Nominees will be new members of the Board of Trustees. None of the existing Trustees are standing for reelection nor do they intend to remain on the Board following the election of the Nominees. The Board of Trustees recommends that you vote in favor of the election of each Nominee.

At a meeting held on December 3, 2014 the Trustees (including all the Independent Trustees) nominated and selected each of Gregory J. Ellena, Debra Lee McGinty-Poteet and Debra B. Silversmith for election as a Trustee. The Independent Trustees reviewed information they considered to be pertinent to the nomination of the Nominees to the Board of Trustees. The Independent Trustees considered, among other factors, each Nominee's business and financial experience, educational background and leadership qualities.

The term of office of each Nominee will be until he/she resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds' day-to-day operations. Subject to the 1940 Act and applicable Ohio law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust's Agreement and Declaration of Trust provides that the Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

Identifying and Evaluating the Trust's Nominees

The Board's Committee of Independent Trustees has the responsibility of evaluating and nominating new independent trustee candidates. The Committee of Independent Trustees (the "Committee") is comprised solely of Independent Trustees. In overseeing the process of identifying and evaluating potential Trustee nominees, the Committee considers a wide variety of factors, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate's character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Trustees. The Committee has not developed a formal policy with regards to the diversity of Board membership. They believe the primary purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust's officers; (iii) the Adviser; and (iv) any other source the Committee members deem to be appropriate. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices.

Information Regarding the Trust's Nominees and Executive Officers

The Board has concluded, based on each Nominee's experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees that the Nominee is qualified to serve on the Board. The Board believes that the Nominees' posses the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust's other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Nominee's ability to perform effectively may have been attained through his/her profession, education and/or business activities.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Independent Trustees considered a variety of criteria, none of which, in isolation, is controlling. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees
Gregory J. Ellena
Mr. Ellena has held executive positions principally in the commercial banking industry for over 30 years. He has acted as a consultant in the capital formation, risk-controlled revenue generation and organizational growth and profitability for various banks. Mr. Ellena was a founder, executive officer and Director of Trust Bank of Colorado and served as a Senior Lender and member of the Board of Directors of Northern Trust Bank of Colorado following the sale of Trust Bank to Northern Trust in 1998. From 2005 until 2013, he was Chairman and Chief Executive Officer of New Mexico Banquest Corporation, the financial holding company of First National Bank of Santa Fe. Mr. Ellena was President of Document Analytic Technologies, LLC (d.b.a. Exemplify), a software development firm from 2013 until its sale in 2014. He holds a B.A. degree (cum laude) in Economics from Harvard University and has been an active member of numerous social profit organizations. Mr. Ellena served as Chairman of the New Mexico Symphony Orchestra from 2005 until 2007 and is presently a member of the University Board of Pepperdine University and an Advisory Director of the Pepperdine Microenterprise Program. The Board has concluded that Mr. Ellena is suitable to serve as a Trustee because of his professional experience, positions of leadership and his academic background.

Debra Lee McGinty-Poteet
Ms. McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Funds, where she was responsible for the development and launch of new mutual funds and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was the Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. She currently serves as a volunteer to a number of non-profit organizations, including the ASPIRE Center, a treatment program for veterans, Vista Hill Foundation, a drug addiction and mental health treatment facility and Corazon de Vida, a supporter of Mexican orphanages. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

Interested Trustee Nominee
Debra B. Silversmith
Ms. Silversmith currently serves as the Chief Investment Officer of First Western Trust Bank where she is responsible for developing First Western's overall investment strategies, leading the Investment Policy Committee and directing the firm's partnerships with outside investment managers. She joined First Western through the merger of Sterling Partners in March 2005 and was a founding partner of Sterling, responsible for research and portfolio management. Prior to founding Sterling Partners, she was the director of research and securities analyst at both Hanifen Imhoff, Inc. and Boettcher & Company and also was a Vice President of Research in the Risk Arbitrage department of Solomon Brothers. Ms. Silversmith has over 30 years of experience in securities analysis and portfolio management. She holds a B.A. degree in Economics from Cornell University, an M.B.A degree from The Wharton School, University of Pennsylvania and earned the Chartered Financial Analyst (CFA) designation. The Board has concluded that Ms. Silversmith is suitable to serve as a Trustee because of her professional investment management experience, positions of leadership, her academic background and professional designations.

The following is a list of the Nominees and executive officers of the Trust. The Nominees will serve for an indefinite term, subject to death, resignation, retirement, removal, or inability to serve, and the officers are elected annually. The Nominee who is an "interested person" of the Trust, as defined by the 1940 Act, is listed as such. The other Nominees are not considered "interested persons" of the Trust under the 1940 Act; that is, they are not employees or officers of, and have no financial interest in, the Trust's affiliates or its service providers.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee Nominee:
Debra Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Nominee	Trustee Nominee	Chief Investment Officer of First Western Trust Bank since July 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	2
Independent Trustee Nominees:
Gregory J. Ellena 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1955	Nominee	Trustee Nominee	President of Document Analytic Technologies, LLC, a software development firm to the legal industry from 2013 to 2014; Chairman and CEO of New Mexico Banquest Corporation, holding company of First National Bank of Santa Fe from 2005 until 2013.	2
Debra Lee McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Nominee	Trustee Nominee	Director of Mutual Funds and Sub Advisory Services for Brandes Investment Partners from 1999-2012; currently serves on the Board for a number of non-profit organizations.	2

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President Support Services - First Western Financial, Inc. since June 2003; Chief Compliance Officer for First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. from June 2003 until July 1, 2013

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000.

*	Debra Silversmith, as an affiliated person of First Western Capital Management Company, the Funds' investment adviser, is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of each Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust's Agreement and Declaration of Trust. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser. Each current Trustee attended 75% or more Board meetings held during the most recently completed fiscal year and 75% or more committee meetings held by the committee of the Board on which he served.

Board Leadership. The Board of Trustees is expected to be led by its newly-elected President, Debra Silversmith. Ms. Silversmith is an "interested person" of the Trust because she is an employee and officer of First Western Trust Bank, an affiliate company of the Adviser. Ms. Silversmith, with the assistance of the Trust's other officers, will oversee the daily operations of the Funds, including monitoring the activities of all of the Trust's service providers.
The Board of Trustees has not appointed a lead "independent trustee." It was determined by the Board that due to its size (3 Trustees), the size of the fund complex (two funds) and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead "independent trustee." The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust.

Risk Oversight. An integral part of the Board's overall responsibility for overseeing the management and operations of the Trust is the Board's oversight of the risk management of the Trust's investment programs and business affairs. Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest risk and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to a Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust's Chief Compliance Officer (the "CCO"), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee of Independent Trustees receive regular reports from the Trust's independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including each Fund's investment performance, as well as reports regarding the valuation and credit ratings of the Funds' securities and other operational and compliance matters. In addition, in its annual review of each Fund's advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. They also are provided with copies of the administrator's reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust's operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust's other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Board Committees. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust's independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust's qualified legal compliance committee ("QLCC"), as defined in the regulations under the Sarbanes-Oxley Act. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. Upon their election by shareholders, Mr. Ellena and Ms. McGinty-Poteet will be the members of the Committee of Independent Trustees. The current Committee members met twice during the fiscal year ended August 31, 2014. A copy of the Charter of the Committee of Independent Trustees is attached as Exhibit A.

Legal Proceedings. In 2006, Ms. Silversmith was involved in a customer dispute alleging violations of state and federal securities laws and common law arising from investment advice rendered to a customer in 1999 and 2000. The customer sought $9.3 million in compensatory damages and the dispute was arbitrated by the Financial Industry Regulatory Authority ("FINRA"). On February 29, 2008, the FINRA arbitration panel found Ms. Silversmith liable and awarded the customer $307,717 in compensatory damages.

Nominees' Ownership of Fund Shares. The following table shows each Nominee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of _________, 2014.

Name of Trustee	Dollar Range of Fixed Income Fund Shares Owned by Nominee	Dollar Range of Short Duration Bond Fund Shares Owned by Nominee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Nominee
Interested Trustee:
Debra Silversmith	None	None	None
Independent Trustees:
Gregory J. Ellena	None	None	None
Debra Lee McGinty-Poteet	None	None	None

Nominee Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the "Distributor"), the Funds' principal underwriter, will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Trust an annual fee of $10,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table shows the estimated compensation to be paid to each Nominee with respect to their first full fiscal year of service:

Trustee	Estimated Compensation Paid for Service to each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Fund and Fund Complex
Interested Trustee:
Debra Silversmith	None	None	None	None
Independent Trustees:
Gregory J. Ellena	$5,000	None	None	$10,000
Debra Lee McGinty-Poteet	$5,000	None	None	$10,000

The Board of Trustees recommends that shareholders of the Funds vote FOR the election of the three Nominees.

PROPOSAL 2:	TO APPROVE, WITH RESPECT TO EACH FUND, A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH FIRST WESTERN CAPITAL MANAGEMENT COMPANY.

On September 23, 2014, First Western Financial, Inc., the parent company of First Western Capital Management Company (the "Adviser"), the Adviser to the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (individually a "Fund," collectively, the "Funds"), announced its intention to merge with Sunflower Financial, Inc., a bank holding company (the "Transaction'). As a result of the Transaction, the Adviser expects to undergo a "change of control" which will result in the automatic termination of each Fund's investment advisory agreement presently in effect (the "Present Advisory Agreements"). The 1940 Act and the Present Advisory Agreements require that the Funds obtain shareholder approval of each Fund's new investment advisory agreement (the "New Advisory Agreements") if a change of control occurs involving the Adviser or its parent company. Approval of the New Advisory Agreements will not change the advisory fees the Funds pay to the Adviser, the investment strategies and process currently being used to manage the Funds or the personnel at the Adviser serving the Funds.

Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Trust believes that a three person Board will satisfy this condition as long as two of three trustees are Independent Trustees. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

The New Advisory Agreements

The Board of Trustees, including a majority of the Independent Trustees, at a meeting held November 21, 2014, approved the New Advisory Agreements pursuant to which the Adviser will continue to provide investment advisory services to the Funds following the Transaction. The terms and conditions of the New Advisory Agreements are substantially identical in all material respects to the Present Advisory Agreements and differ only with respect to the effective date and termination date of the Agreements.

The New Advisory Agreements, if approved by shareholders, will replace the Present Advisory Agreements. Under the New Advisory Agreements, the Adviser will, subject to the supervision and control of the Board of Trustees, continue to be responsible for managing the investment and reinvestment of the Funds' portfolio assets in securities, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Funds, and establishing, maintaining and trading in brokerage accounts for and in the name of the Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Fund. The Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Funds. The Funds will continue to pay all of the expenses relating to their operations, including brokerage fees and commissions, taxes, interest charges, the fees of the Adviser and the fees and expenses of the Funds' administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the Securities and Exchange Commission and state regulatory authorities, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses. Fees paid to the Adviser under the New Advisory Agreements will be calculated at the same rate as the fees charged under the Present Advisory Agreements. The advisory fee paid by the First Western Fixed Income Fund is equal to 0.50% of the Fund's average daily net assets. The advisory fee paid by the First Western Short Duration Bond Fund is equal to 0.35% of its average daily net assets.

The New Advisory Agreements, like the Present Advisory Agreements, provide that the Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Each New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Advisory Agreement beyond the initial two year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements will become effective upon consummation of the Transaction. If shareholders of a Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. Also, if the Transaction is not consummated the Present Advisory Agreements will remain in effect. The form of each proposed New Advisory Agreement is attached hereto as Exhibits B and C. The descriptions of the New Advisory Agreements in this Proxy Statement are only summaries and are qualified in their entirety by reference to Exhibits B and C.

Expense Limitation Agreements

The Adviser has contractually agreed for a period two years from the date the New Advisory Agreements take effect to reduce its investment advisory fees and to pay each Fund's operating expenses to the extent necessary to limit each Fund's annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of each Fund's average daily net assets. The current Expense Limitation Agreement will remain in place until January 1, 2015, if the Transaction is not consummated. There is no assurance that any fee reduction or expense reimbursement will continue beyond the two year term. During the fiscal year ended August 31, 2014, the Adviser reduced its advisory fees by $217,440 and $124,921 for the First Western Fixed Income Fund and the Fixed Western Short Duration Bond Fund, respectively.

Advisory fee reductions and expense reimbursement by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund's ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the expense limitation. As of August 31, 2014, the Adviser may recover the following amounts from the Funds:

Date	First Western Fixed Income Fund	First Western Short Duration Bond Fund
8/31/2015	$30,253	-
8/31/2016	$190,992	$41,170
8/31/2017	$217,440	$124,921

The Present Advisory Agreements

•	The Present Advisory Agreement on behalf of the First Western Fixed Income Fund is dated August 16, 2012, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on August 16, 2012 and was last approved by the Board of Trustees on August 13, 2014. The Present Advisory Agreement was last approved by the initial shareholder on August 21, 2012. During the fiscal year ended August 31, 2014, the First Western Fixed Income Fund accrued $313,319 in advisory fees of which $217,440 were waived by the Adviser pursuant to the expense limitation agreement between the Adviser and the Fund. For the fiscal year the Adviser received $95,879 in advisory fees under the Present Advisory Agreement.

•	The Present Advisory Agreement on behalf of the First Western Short Duration Bond Fund is dated February 13, 2013, was initially approved by the Board of Trustees, including a majority of Independent Trustees, on February 13, 2013 and was last approved by the Board of Trustees on August 13, 2014. The Present Advisory Agreement was approved by the initial shareholder of the First Western Short Duration Bond Fund on April 26, 2013. During the fiscal year ended August 31, 2014, the First Western Short Duration Bond Fund accrued $149,357 in advisory fees of which $124,921 were waived by the Adviser pursuant to the expense limitation agreement between the Adviser and the Fund. For the fiscal year the Adviser received $24,426 in advisory fees under the Present Advisory Agreement.

Information About the Adviser

First Western Capital Management Company, 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067, adviser to the Funds, is a registered investment adviser. The Adviser currently is a subsidiary of First Western Financial, Inc. ("FWFI"). FWFI is a privately held financial services company that owns 100% of the outstanding shares of the Adviser. FWFI also owns First Western Trust Bank ("FWTB"). Both FWFI and FWTB have their principal locations at 1900 16th Street, Suite 1200, Denver, Colorado 80202. FWTB offers its clients private banking services, wealth management services, trust services and investment management services. Mr. Wylie serves as a director of FWFI and FWTB. The address and principal occupation of each principal executive officer of the Adviser are set forth in the table below.

Name and Address	Principal Occupation
Scott C. Wylie 1900 16th Street, Suite 1200 Denver, Colorado 80202	Chairman and Chief Executive Officer of the Adviser
Kenneth D. Malamed 1900 Avenue of the Stars, Suite 900 Los Angeles, California 90067	Chief Investment Officer of the Adviser and Board of Directors Member

Julie Courkamp 1900 16th Street, Suite 1200 Denver, Colorado 80202	Treasurer of the Adviser
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, Colorado 80202	Chief Compliance Officer of the Adviser
Barry P. Julien 1900 Avenue of the Stars, Suite 900 Los Angeles, California 90067	Board of Directors Member
Steven S. Michaels 1900 Avenue of the Stars, Suite 900 Los Angeles, California 90067	Board of Directors Member

The Adviser does not anticipate any changes to the list of executive officers following the completion of the Transaction.

Evaluation by the Board of Trustees

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at an in-person meeting held on November 21, 2014. In making the determination to recommend approval of the New Advisory Agreements to shareholders of the Funds, the Board of Trustees considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and to determine that each New Advisory Agreement would be in the best interests of each Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser. The Board of Trustees gave substantial weight to the Adviser's representations that: (i) the responsibilities of the Adviser under the New Advisory Agreements will be the same in all material respects as under the Present Advisory Agreements; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Funds under the New Advisory Agreements will not be materially affected as a result of the Transaction; (iii) the same personnel of the Adviser who currently provide investment advisory services to the Funds will continue to do so following the Transaction; (iv) the advisory fee payable by each Fund following the Transaction will be at the same rate as the compensation now payable by each Fund; (v) the financial condition of the Adviser will not be adversely affected by the Transaction; and (vi) the Transaction will likely expand the Adviser's distribution capabilities.

In addition, the Trustees considered the information they received when they approved the continuance of the Present Advisory Agreements at an in-person meeting held on August 13, 2014 and the information regarding the Adviser and each Fund's performance they had been provided throughout the year at regular meetings of the Board of Trustees. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals of the New Advisory Agreements.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Committee of Independent Trustees. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the New Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of the First Western Fixed Income Fund and the First Western Short Duration Bond Fund over various periods ended June 30, 2014, the Adviser has provided quality services to those Funds; (ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iii) the total operating expense ratio (after waivers) of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser's contractual commitment to cap overall operating expenses of the Funds through advisory fee waivers and/or expense reimbursements has enabled each Fund to further increase returns for shareholders; and (v) the level of the Adviser's profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and each Trustee weighed the various factors as he deemed appropriate. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of each New Advisory Agreement is in the best interests of each Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser, and the fees to be paid to the Adviser, under each of the New Advisory Agreements will be substantially identical to the scope, quality and nature of services provided, and fees paid, under each of the Present Advisory Agreements. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Advisory Agreements was in the best interest of the Funds and their shareholders and recommended approval of each of the New Advisory Agreements to the Funds' shareholders.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement on behalf of that Fund.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on _________, 201_ (the "Record Date") as the record date for determining shareholders of each of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were _____________ outstanding shares of beneficial interest of the First Western Fixed Income Fund and ________________ outstanding shares of beneficial interest of the First Western Short Duration Bond Fund. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Name and Address of Record Owner	Percentage Ownership

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. If a quorum (more than 50% of the outstanding shares entitled to vote at the meeting) is represented at the Meeting, the vote of a plurality (a simple majority of the votes cast at a meeting) is required for the election of Trustees (Proposal 1). Proposal 2 requires a vote of a majority of the outstanding shares of a Fund to approve the Fund's New Advisory Agreement. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of a Fund's outstanding shares. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum for a Fund is not present at the Meeting, the vote of a majority of shares present is sufficient for adjournment of the Meeting to a later date. If a quorum for a Fund is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on the Proposal effectively will be a vote against the Proposal.

The Adviser has proxy voting authority for a number of the Funds' shareholders. In order to eliminate the potential conflict of interest of voting for Proposal 2 (i.e., the New Advisory Agreements), the Adviser has agreed to contact each shareholder who has delegated proxy voting authority to the Adviser and seek his or her instruction on how to vote for Proposal 2. For any shareholders the Adviser is unable to obtain vote instructions from, the Adviser will "echo" vote such shares. Echo voting the shares means the Adviser will amplify the votes already received from other fund shareholders.

The Trustees of the Funds intend to vote all of their shares, if any, in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund's outstanding shares on the Record Date.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Principal Underwriter

Ultimus Fund Distributors, LLC (the "Underwriter") serves as the Funds' principal underwriter and, as such, is the exclusive agent for distribution of the Funds' shares. The Underwriter is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC ("Ultimus") provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Committee and the Board of Trustees have selected BBD, LLP, ("BBD") 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the Trust's independent registered public accounting firm for the fiscal year ending August 31, 2015. As part of its review process, the Committee carefully considered the provision of certain non-audit services, as described below, when evaluating BBD's independence for purposes of its selection as the Funds' independent public accounting firm. In a letter to the Committee dated October 21, 2014, BBD confirmed its independence with respect to the Funds within the meaning of the federal securities laws. Representatives of BBD are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of BBD are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by BBD to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by BBD for the audit of the annual financial statements of the Trust or for services that are normally provided by BBD in connection with statutory and regulatory filings or engagements were $25,000 with respect to the fiscal year ended August 31, 2014 and $18,500 with respect to the fiscal period ended August 31, 2013.

Audit-Related Fees
No fees were billed in either of the last two fiscal years for assurance and related services by BBD that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported as "Audit Fees" in the preceding paragraph.

Tax Fees
The aggregate fees billed to the Trust for professional services rendered by BBD for tax compliance, tax advice and tax planning were $6,000 with respect to the fiscal year ended August 31, 2014 and $6,000 with respect to the fiscal period ended August 31, 2013. The services comprising these fees are related to tax planning, compliance and the preparation of the Trust's federal tax returns.

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by BBD other than the services reported above.
Aggregate Non-Audit Fees
The aggregate fees billed to the Trust for non-audit services rendered by BBD were $6,000 with respect to fiscal year ended August 31, 2014 and $6,000 with respect to fiscal year ended August 31, 2013. These services relate to tax compliance, tax advice and tax planning for the Trust. The aggregate fees billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for non-audit services rendered by BBD were $134,400 with respect to calendar year ended December 31, 2013 and $143,600 with respect to calendar year ended December 31, 2012. The services relate to audit and tax preparation for eight unregistered investment companies in which the Adviser serves as general partner.

The Committee has adopted pre-approval policies that call for the Committee to pre-approve all audit services and, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust and pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. As part of these policies the Committee has delegated to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust's independent registered public accounting firm, as contemplated above. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting. In addition, as it relates to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated in the previous two paragraphs is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee, prior to the completion of the audit. With respect to non-audit services provided by the independent registered public accounting firm to the Trust's Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

Annual and Semi-Annual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-800-292-6775, or write to Wade R. Bridge, Assistant Secretary, First Western Funds Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Trust's Agreement and Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Wade R. Bridge, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Funds have received different instructions from one or more of the shareholders. The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to First Western Funds Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Funds toll-free at 1-800-292-6775 or e-mail the Funds at fundinfo@ultimusfundsolutions.com.

By Order of the Board of Trustees,

Wade R. Bridge
Assistant Secretary

Date: __________, 201_

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A: CHARTER OF THE COMMITTEE OF INDEPENDENT TRUSTEES

FIRST WESTERN FUNDS TRUST

CHARTER FOR COMMITTEE OF INDEPENDENT TRUSTEES

I.	THE COMMITTEE

The Committee of Independent Trustees (the "Committee") of the First Western Funds Trust (the "Trust") shall be composed entirely of Trustees who are not "interested persons" of the Trust or its investment adviser (the "Independent Trustees"), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Hereafter any references in the Trust's policies and procedures to an "Audit Committee" shall be considered a reference to this Committee.

II.	FINANCIAL REPORTING AND FUNCTIONS

1.                The Committee shall: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) be responsible for the appointment of and compensation of any independent registered public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting and requiring the independent registered public accounting firm to report to the Committee; (c) oversee the work of the independent registered public accounting firm and the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (d) act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees.

2.                The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm's responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

3.                To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to be responsible for the selection, oversight, retention or termination of the independent registered public accounting firm and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the independent registered public accounting firm, (ii) evaluate the independence of the independent registered public accounting firm and its compliance with applicable requirements, based upon its representations to the Committee, (iii) pre-approve all audit services and, when appropriate, any non-audit services[1] provided by the independent registered public accounting firm to the Trust, and (iv) pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust's investment adviser,[2] or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust;

1            The Sarbanes-Oxley Act of 2002 prohibits a fund's independent accountant from providing certain enumerated non-audit services contemporaneously with the fund's audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.
2            This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(b)	to meet with the Trust's independent registered public accounting firm, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) to consider the independent registered public accounting firm's comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent registered public accounting firm proposes to render to the Board of Trustees and shareholders; and (v) to discuss any other matters that are required to be communicated by the independent registered public accounting firm in accordance with generally accepted auditing and independence standards;

(c)	to receive at least annually a report from the independent registered public accounting firm within 90 days prior to the filing of the firm's report (or receive an updated report within such 90 day period, if the firm's annual report is presented to the Committee more than 90 days prior to the filing of the firm's report) which includes the following: (i) all critical accounting policies and practices used by the Trust (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent registered public accounting firm, (iii) other material written communications between the independent registered public accounting firm and the management of the Trust since the last annual report or update, and (iv) a description of any non-audit services provided, including fees associated with the services, to the Trust since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

(d)	to meet with the Trust's Treasurer and representatives of the Trust's accounting services provider, as necessary;

(e)	to review the audited financial statements and unaudited semiannual financial statements and make recommendations to the Board regarding approval of such statements;

(f)	to discuss all disclosures made by the Trust's officers certifying the Trust's Form N-CSR to the Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data and weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Trust's internal controls;

(g)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm; and

(h)	to receive, retain and deal with on a confidential basis complaints regarding accounting, internal controls and auditing matters, and to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee.

4.                The Committee hereby delegates to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust's independent registered public accounting firm, as contemplated by paragraph 3(a) of this Section II. The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

5.                With respect to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated by paragraph 3(a) of this Section II is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee pursuant to paragraph 4 of this Section II, prior to the completion of the audit. With respect to non-audit services provided by the independent registered public accounting firm to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

III.            BOARD NOMINATIONS AND FUNCTIONS.

1.                The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for any funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2.                The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

3.                The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the "SEC") regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.                The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5.                The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes in compensation to the Independent Trustees as a group.

6.                The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

7.                The Committee shall oversee the governance processes and activities of the Board, including the conduct of Board meetings and the nature and organization of materials prepared for Board meetings.

IV.            COMMITTEE NOMINATIONS AND FUNCTIONS.

1.                The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2.                The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

3.                The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4.                The Committee shall, at least as often as is required by law, review the performance of all Board members. The Committee may invite any or all Trustees or others to participate in such reviews as it deems appropriate.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE FUNCTIONS AND RESPONSIBILITIES.

1.                The Committee shall act as the Trust's "qualified legal compliance committee (QLCC)," as such term is defined in Section 205.2 adopted under the Securities Act of 1933, as amended.

2.                The Committee shall adopt written procedures for the confidential receipt, retention and consideration of any report made to the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, trustee, employee or agent of the Trust.

3.                If the Trust fails in any respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in section 2 above and if deemed appropriate by the Committee, the Committee shall notify the SEC that the Trust failed in a material respect to implement an appropriate response.

4.                The Committee shall investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by a Fund, its officers, directors or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and to recommend that the Trust take any appropriate remedial action.
VI.            OTHER POWERS AND RESPONSIBILITIES.

1.                The Committee shall meet at least quarterly in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.                The Committee shall have the authority to assess and determine whether counsel to the Independent Trustees is "independent legal counsel" as defined by Rule 0-1(a)(6) under the 1940 Act.

3.                The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

4.                The Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5.                A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust's by-laws. In the event of any inconsistency between this Charter and the Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

6.                The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

7.                The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

EXHIBIT B: FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT ON BEHALF OF THE FIRST WESTERN FIXED INCOME FUND

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ______ day of __________, 2015 by and between First Western Capital Management Company (the "Investment Adviser"), a Colorado corporation, and First Western Funds Trust (the "Trust"), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust's Registration Statement on Form N-1A filed the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Act (the "Registration Statement"); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities ("the portfolio assets") of the type and in accordance with the limitations specified in the Trust's Agreement and Declaration of Trust (the "Declaration") and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established First Western Fixed Income Fund (the "Fund") as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund's portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund's agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Investment Adviser in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

3.	The Investment Adviser may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser or its affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

4.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser's own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust's Agreement and Declaration of Trust, and in the Trust's Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund's portfolio.

5.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser's reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 60 days' written notice to the Trust.

7.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

8.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term "assignment" as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

9.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term "First Western" The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term "First Western" or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser's property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.50% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser's compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser's compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

11.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund's prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund's corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund's payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

12.	Except to the extent necessary to perform the Investment Adviser's obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

13.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

14.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

15.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

FIRST WESTERN FUNDS TRUST

By:

FIRST WESTERN CAPITAL
MANAGEMENT COMPANY

By:

EXHIBIT C: FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT ON BEHALF OF THE FIRST WESTERN SHORT DURATION BOND FUND

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ____ day of ________, 2015 by and between First Western Capital Management Company (the "Investment Adviser"), a Colorado corporation, and First Western Funds Trust (the "Trust"), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust's Registration Statement on Form N-1A filed the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Act (the "Registration Statement"); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (the "portfolio assets") of the type and in accordance with the limitations specified in the Trust's Agreement and Declaration of Trust (the "Declaration") and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established First Western Short Duration Bond Fund (the "Fund") as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund's portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part II as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund's agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Investment Adviser in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

3.	The Investment Adviser may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser or its affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

4.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser's own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Declaration, and in the Trust's Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund's portfolio.

5.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser's reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 calendar days' written notice to the Investment Adviser, or by the Investment Adviser on 60 calendar days' written notice to the Trust.

7.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

8.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term "assignment" as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

9.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term "First Western" The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term "First Western" or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser's property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.35% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser's compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser's compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

11.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund's prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund's corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund's payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

12.	Except to the extent necessary to perform the Investment Adviser's obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

13.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

14.	A copy of the Agreement and Declaration is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

16.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

FIRST WESTERN FUNDS TRUST

By:

FIRST WESTERN CAPITAL
MANAGEMENT COMPANY

By:

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – __________, 2015

FIRST WESTERN FUNDS TRUST

The undersigned hereby appoint(s) Wade R. Bridge and Mark J. Seger, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote, as specified below, all shares of beneficial interest of the above referenced funds, each a series of First Western Funds Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at ____ a.m., Eastern time, on ___________, 2015 at the Trust's offices, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-___-____

Dated ____

Signature(s) *(Sign in the Box)*

Note: This proxy must be signed exactly as your name(s) appears hereon. If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

DO NOT TEAR

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting by phone or on the internet.

Vote on the Internet

Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions available 24 hours

Vote by Phone

Call 1-800-___-____
Follow the recorded instructions available 24 hours

Vote by Mail

Vote, sign and date this Proxy card and return it in the postage-paid envelope.

Mail

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect three nominess to serve on the Board of Trustees of the Trust

	FOR	WITHHOLD
Gregory J. Ellena	☐	☐
Debra Lee McGinty-Poteet	☐	☐
Debra B. Silversmith	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the First Western Funds Trust Special Meeting of Shareholders to Be Held on ___________, 2015.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/xxx-xxxxx

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.